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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       April 28, 2005
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

         North Carolina                 0-15572                56-1421916
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  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)

     341 North Main Street, Troy, North
                 Carolina                                        27371
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former Name or Former Address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  First Bancorp
                                      INDEX

                                                                     Page
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Item 2.02 - Results of Operations and Financial Condition                3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 99 (a) News Release dated April 28, 2005                    Exhibit


                                        2


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Item 2.02 - Results of Operations and Financial Condition

     On April 28, 2005, the Registrant issued a news release to announce its earnings for the quarter-to-date period ended March 31, 2005. The news release is attached hereto as Exhibit 99(a) and is incorporated by reference. The news release includes disclosure of net interest income on a tax-equivalent basis, which is a non-GAAP performance measure used by management in operating its business, which management believes provides investors with a more accurate picture of net interest income and net interest margins for comparative purposes.

As of March 31, 2005, the Company had 14,138,379 shares outstanding.


Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.               Description
     -----------               -----------

     99(a)                     Press release issued on April 28, 2005



Disclosures About Forward Looking Statements
     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

                                        3

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


           April 28, 2005             By:  /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer

                                        4